                                                                   EXHIBIT 10(j)

                                      NASD
                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE

                                      SL-A

                               AGREEMENT BETWEEN:



                          LENDER: AIG SUNAMERICA INC.


           1 SunAmerica Center, 1999 Avenue of the Stars, 38th Floor
           ---------------------------------------------------------
                                (Street Address)


              Los Angeles          California           90067-6002
              -----------          ----------           ----------
                (City)              (State)               (Zip)


                                      AND


              BROKER-DEALER: AIG SUNAMERICA CAPITAL SERVICES, INC.


             Harborside Financial Center, 3200 Plaza 5, 33rd Floor
             -----------------------------------------------------
                                (Street Address)


             Jersey City           New Jersey           07311-4992
             -----------           ----------           ----------
                (City)              (State)                (Zip)





NASD ID Number: 13158
DATE FILED: June 27, 2003


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
                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE



     This AMENDMENT NO. 4 of that certain NASD Subordinated Loan Agreement for Equity Capital SL-5 by and between AIG SunAmerica Inc. (the "Lender") and AIG SunAmerica Capital Services, Inc. (the "Broker-Dealer") effective as of June 30, 1998 ("Subordinated Loan Agreement"), and amendments thereto dated as of May 22, 2000, June 5, 2001, and May 28, 2002 (the "Amendments"), is dated as of June 13, 2003 ("Amendment No. 4").

     In consideration of the sum of $3,500,000.00 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement approved by the National Association of Securities Dealers, Inc. ("NASD"), as amended by the Amendments, scheduled to mature on July 30, 2004, bearing Loan Number 10-E-SLA-10761, the Broker-Dealer and the Lender agree to extend the maturity date until July 30, 2005. This Amendment No. 4 shall not become effective unless and until the NASD has found this Amendment No. 4 acceptable.

     The interest rate set forth in the Subordinated Loan Agreement is changed to 4.25% per annum effective as of July 31, 2004.













                         (The signature page follows.)






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
         IN WITNESS WHEREOF the parties have set their hands and seal this 13th day of June 2003.

BROKER-DEALER:                      AIG SUNAMERICA CAPITAL SERVICES, INC.

[Seal]
                                    By: /s/ John Genoy
                                       -------------------------------
                                       Name:  John Genoy
                                       Title: Chief Financial Officer

LENDER                              AIG SUNAMERICA INC.

[Seal]
                                    By: /s/ James R. Belardi
                                       -------------------------------
                                       Name:  James R. Belardi
                                       Title: Executive Vice President


                               FOR NASD USE ONLY


                               ACCEPTED BY: /s/
                                           ---------------------------
                                                     (Name)

                                            Assoc. Director
                                           ---------------------------
                                                     (Title)


                               EFFECTIVE DATE: 6-30-1998
                                              -------------------------

                               LOAN NUMBER: 9B-E-SLA-11175
                                           ----------------------------


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